UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
_______________

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
_______________

Zhongpin Inc.
(Name of Registrant as Specified in Its Charter)

(Name(s) of Person Filing Proxy Statement, if Other than Registrant)
_______________

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed

*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information

Meeting Type: Annual Meeting
ZHONGPIN INC.	For holders as of: April 20, 2009
	Date: June 15, 2009 Time: 10:00 AM LST	B
	Location: Room 605A, Tower A	A
BROKER	Raycom Info Tech Park	R
LOGO	No. 2 Kexueyuan South Road	C
HERE	Haidian District, Beijing	O
	People’s Republic of China	D
	You are receiving this communication because you hold shares in the above named company.	E

Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1	We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only

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— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Annual Report/Form 10-K

How to View Online
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:        www. Proxyvote.com
2) BY TELEPHONE:    1-800-579-1639
3) BY E-MAIL*:            sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries send to this e-mail address will NOT be forwarded to your Investment advisor. Please make the request as instructed above on or before June 01, 2009 to facilitate timely delivery.

— How To Vote —
Please Choose One of The Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To Vote now by Internet, go to www.proxyvote,com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail requesting a paper copy of the materials, which will include a voting instruction form.
Internet Use Only

Voting items
The Board of Directors recommends that you vote FOR the following:

1.   Election of Directors
  Nominees
01  Xianfu Zhu                   02   Baoke Ben                   03   Min Chen                   04   Raymond Leal                   05   Yaoguo Pan

The Board of Directors recommends you vote FOR the following proposal(s):

2.   Ratify the appointment of BDO Guangdong Dahua Delu CPAs, independent registered public accountants, as the Company’s Independent Auditors for the fiscal year ending December 31, 2009.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Broadridge Internal Use Only
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Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Internal Use Only

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THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE	Sequence # # of # Sequence #

ZHONGPIN INC.
21 CHANGSHE ROAD, CHANGGE CITY, HENAN PROVINCE, THE PEOPLE’S REPUBLIC OF CHINA
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on
Monday, June 15, 2009

The Proxy Statement, Annual Report and other proxy materials are available at:
http://bnymellon.mobular.net/bnymellon/hogs

ZHONGPIN INC.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 5, 2009 to facilitate timely delivery.

BAR CODE RESTRICTED AREA

Dear Zhongpin Inc. Stockholder:

The 2009 Annual Meeting of Stockholders of Zhongpin Inc. (the “Company”) will be held at our Beijing Representative Office at Room 605A, Tower A, Raycom Info Tech Park, No. 2 Kexueyuan South Road, Haidian District, Beijing, People’s Republic of China 100190, on Monday, June 15, 2009, at 10:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

(1) To elect five directors to the Company’s Board of Directors for the next year and until their successors are elected and qualified;
(2) To ratify the appointment of BDO Guangdong Dahua Delu CPAs as the Company’s independent auditors for our fiscal year ending December 31, 2009; and
(3) To consider and act upon any other business that may properly come before the meeting or any adjournment(s) thereof.

Management recommends a vote “FOR” Items 1 and 2.

The Board of Directors has fixed the close of business on April 20, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

		CONTROL NUMBER

You may vote your proxy
when you view the materials on the Internet.		CONTROLNUMBER
You will be asked to enter this 11-digit control number		RESTRICTED AREA
		3” x 3/4”

BAR CODE AREA RESTRICTED	47743
2 3/4” x 1 /2”

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the Annual Meeting where you may vote in person may be found on our website at www.zpfood.com.

Meeting Location:
Zhongpin Inc. Representative Office
Room 605A, Tower A, Raycom Info Tech Park
No. 2 Kexueyuan South Road, Haidian District
Beijing 100190
People’s Republic of China

You can find directions to the Annual Meeting at: http://www.zpfood.com

The following Proxy Materials are available for you to review online:
• The Company’s 2009 Proxy Statement (including all attachments thereto);
• The Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (which is not deemed to be part of the official proxy soliciting materials); and
• Any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials, (you must reference your 11 digit control number)
Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688),
Email: shrrelations@bnymellon.com
Internet: http://bnymellon.mobular.net/bnymellon/hogs

ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST
A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for Zhongpin Inc. are available to review at:

http://bnymellon.mobular.net/bnymellon/hogs

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY

VOTE BY INTERNET
Use the Internet to vote your shares. Have this card in hand when you access the above web site.
On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares

47743

Please fax all revisions to: 732-802-0260 or email to proxycards@bnymellonproduction.com
PRINT AUTHORIZATION
To commence printing on this Notice card please sign, date and fax this card to: 732-802-0260

SIGNATURE:_______________________________________________________DATE: ___________
(THIS BOXED AREA DOES NOT PRINT)	Registered Quantity 1000.00